                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                                 FORM 8-K/A


                               CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) July 21, 1995


                         GOLD SECURITIES CORPORATION
           (Exact name of registrant as specified in its charter)


                                    IDAHO
               (State or other Jurisdiction of Incorporation)



         1-8958                                  91-1224178
 (Commission File No.)               (I.R.S. Employer Identification No.)


            One Kalisa Way, Suite 108, Paramus, New Jersey 07652
           (Address of principal executive offices)    (zip code)



      Registrant's telephone number including area code (201) 261-5234

Item 7.   Financial Statements and Exhibits.

     (a)  Financial Statements

     Complete financial statements for Evolutions, Inc. from its date of inception on January 21, 1994 until December 31, 1994, and for the six month period ending June 30, 1995 are filed herewith.

     (b)  Pro Forma Financial Information

     Pro forma financial information is filed herewith.

                               EVOLUTIONS, INC.

                         INDEX TO FINANCIAL STATEMENTS


                                                                      Page


Report of Independent Certified Public Accountants                   F-1


Balance sheets as of December 31, 1994
 and June 30, 1995 (unaudited)                                       F-2


Statements of operations for the period January 21,
 1994 (inception) to December 31, 1994, six months
 ended June 30, 1995 (unaudited), and period
 January 21, 1994 (inception) to June 30, 1994                       F-3

 Statement of stockholders' equity for the period
  January 21, 1994 (inception) to December 31, 1994
  and six months ended June 30, 1995 (unaudited)                     F-4


 Statements of cash flows for the period January 21,
  1994 (inception) to December 31, 1994, six months
  ended June 30, 1995 (unaudited), and period
  January 21, 1994 (inception) to June 30, 1994                      F-5 - F-6


Notes to financial statements                                        F-7 - F-11

                         Independent Auditors' Report



Board of Directors
 and Stockholders
Evolutions, Inc.
Paramus, New Jersey

We have audited the balance sheet of Evolutions, Inc. as of December 31, 1994 and the related statements of operations, stockholders' equity and cash flows for the periods January 21, 1994 (inception) to December 31, 1994 and January 21, 1994 (inception) to June 30, 1994. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Evolutions, Inc. as of December 31, 1994 and the results of its operations and its cash flows for the periods January 21, 1994 (inception) to December 31, 1994 and January 21, 1994 (inception) to June 30, 1994 in conformity with generally accepted accounting principles.



                                                HOLTZ RUBENSTEIN & CO., LLP
                                                CERTIFIED PUBLIC ACCOUNTANTS

September 22, 1995
Melville, New York

                               EVOLUTIONS, INC.

                                BALANCE SHEETS

                                                   December 31,    June 30,
                                                       1994          1995
    ASSETS                                                        (Unaudited)

CURRENT ASSETS:

  Cash and cash equivalents                       $  22,713       $    9,717
  Investments in available-for-sales
   securities (Notes 3 and 8)                       279,384        2,280,822
  Accounts receivable                                  -               7,567
  Due from contractor (Note 4)                      197,864          204,152
  Inventory                                           9,000           59,000
  Note receivable - related party (Note 5)           40,000           40,000
  Prepaid expenses and other current assets            -               3,434
                                                  ---------       ----------
                                                    548,961        2,604,692

NOTE RECEIVABLE (Note 6)                               -             796,000

PROPERTY AND EQUIPMENT, net of accumulated
 depreciation of $1,653 and $2,653,
 respectively                                         6,611           11,576

OTHER                                                   950              950

                                                  ---------       ----------
                                                  $ 556,522       $3,413,218
                                                  =========       ==========
    LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable and accrued expenses           $  78,954       $   92,402
  Loans payable (Note 7)                             14,500           29,500
  Due to related parties (Note 8)                      -             796,000
                                                  ---------       ----------
                                                     93,454          917,902
                                                  ---------       ----------

STOCKHOLDERS' EQUITY: (Note 9)
  Common stock, $10 par value; 100,000 shares
   authorized; issued and outstanding 1,000
   and 1,650 shares, respectively                    10,000           16,500
  Additional paid-in capital                        865,000        2,783,500
  Deficit                                          (341,538)        (428,346)
  Unrealized holding (loss) gain on
    securities available-for-sale                   (70,394)         123,662
                                                  ---------       ----------
                                                    463,068        2,495,316
                                                  ---------       ----------
                                                  $ 556,522       $3,413,218
                                                  =========       ==========

                       See notes to financial statements

                               EVOLUTIONS, INC.


                           STATEMENTS OF OPERATIONS



                               Period                          Period
                          January 21, 1994   Six Months   January 21, 1994
                           (Inception) to       Ended      (Inception) to
                         December 31, 1994  June 30, 1995   June 30, 1994
                                            (Unaudited)

REVENUES:  (Note 4)           $ 124,281       $266,205       $  97,447
                              ---------       --------       ---------
COSTS AND EXPENSES:
  Cost of sales                 216,389        183,682         162,927
  Selling, general and
   administrative               227,245        137,778         117,520
                              ---------       --------       ---------

                                443,634        321,460         280,447
                              ---------       --------       ---------

OPERATING LOSS                 (319,353)       (55,255)       (183,000)
                              ---------       --------       ---------

OTHER:
  Loss on sale of securities     60,874         28,470            -
  Interest expense                3,573         30,000           2,000
  Interest income               (42,262)       (26,917)           -
                              ---------       --------       ---------

                                 22,185         31,553           2,000
                              ---------       --------       ---------

NET LOSS                      $(341,538)      $(86,808)      $(185,000)
                              =========       ========       =========


NET LOSS PER SHARE (Note 9)    $(533.65)       $(60.58)       $(840.91)
                               ========        =======        ========
Weighted average number of
 shares of common stock
 outstanding (Note 9)             640            1,433             220
                                  ===            =====             ===

                       See notes to financial statements

                               EVOLUTIONS, INC.

                       STATEMENT OF STOCKHOLDERS' EQUITY


                                                                                   Unrealized
                                                                                   Gain (Loss)
                                                                                  on Available-
                                        Common Stock         Paid-in                for-Sale
                                      Shares    Amount       Capital     Deficit   Securities     Total
Initial capitalization (Note 9) -
 January 21, 1994                      200     $ 2,000     $   23,000  $   -         $   -      $  25,000

Issuance of stock to parent
 (Note 9)                              800       8,000        842,000      -             -        850,000

Unrealized holding loss on
 available-for-sale securities         -          -              -          -         (70,394)    (70,394)

Net loss                               -          -              -      (341,538)         -      (341,538)
                                     -----     -------     ----------  ---------     --------  ----------
Balance, December 31, 1994           1,000      10,000        865,000   (341,538)     (70,394)    463,068

Issuance of stock to parent
 (Note 9) (unaudited)                  850       8,500      1,916,500       -            -      1,925,000

Surrender of stock (Note 9)
 (unaudited)                          (200)     (2,000)         2,000       -            -           -

Unrealized holding gain on
 available-for-sale
 securities (unaudited)                -          -              -          -         194,056     194,056

Net loss (unaudited)                  -           -              -       (86,808)        -        (86,808)
                                     -----     -------     ----------  ---------     --------  ----------
Balance, June 30, 1995 (unaudited)   1,650     $16,500     $2,783,500  $(428,346)    $123,662  $2,495,316
                                     =====     =======     ==========  =========     ========  ==========


                       See notes to financial statements

                               EVOLUTIONS, INC.

                           STATEMENTS OF CASH FLOWS

                                       Period                          Period
                                 January 21, 1994    Six Months    January 21, 1994
                                 (Inception) to        Ended        (Inception) to
                                December 31, 1994   June 30, 1995   June 30, 1994

                                                    (Unaudited)
CASH FLOWS FROM OPERATING
 ACTIVITIES:
  Net loss                          $ (341,538)      $ (86,808)       $(185,000)
  Adjustments to reconcile net      ----------       ---------        ---------
   loss to net cash used in
   operating activities:
    Depreciation                         1,653           1,000              -
    Non-cash compensation               25,000            -               25,000
    Loss on sale of securities          60,874          28,470              -
    Non-cash interest income           (37,500)           -                 -
    Changes in operating assets
     and liabilities:
       (Increase) in assets:
        Accounts receivable               -             (7,567)             -
        Due from contractor           (147,864)        (15,318)             -
        Inventory                       (9,000)        (50,000)           (9,000)
        Prepaid expenses and
         other current assets             -             (3,434)             -
        Other assets                      (950)           -                 -
       Increase in liabilities:
        Accounts payable and
         accrued expenses               78,954          13,448            30,574
                                    ----------       ---------         ---------
     Total adjustments                 (28,833)        (33,401)           46,574
                                    ----------       ---------         ---------
     Net cash used in operating
      activities                      (370,371)       (120,209)         (138,426)
                                    ----------       ---------         ---------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Additions to property and
   equipment                            (8,264)         (5,965)             -
  Proceeds from sales of
   securities                        1,205,170          93,148              -
  Purchases of available-
   for-sale securities                (878,322)         (4,000)             -
  Increase in loan receivable          (50,000)           -              (50,000)
  Repayment of loan receivable            -              9,030              -
  Increase in note receivable -
   officer                             (40,000)           -                 -
  Increase in note receivable             -           (796,000)             -
                                    ----------       ---------         ---------
    Net cash provided by (used in)
     investing activities              228,584        (703,787)          (50,000)
                                    ----------       ---------         ---------


                                  (Continued)

                               EVOLUTIONS, INC.

                           STATEMENTS OF CASH FLOWS
                                  (Continued)


                                     Period                            Period
                                 January 21, 1994    Six Months    January 21, 1994
                                 (Inception) to       Ended        (Inception) to
                                December 31, 1994  June 30, 1995   June 30, 1994
                                                   (Unaudited)
CASH FLOWS FROM FINANCING
 ACTIVITIES:
  Increase in loan payable            $ 14,500       $ 15,000        $   -
  Loan from related party               54,000        796,000          54,000
  Repayment to related party           (54,000)          -               -
  Proceeds from issuance of stock      150,000           -            150,000
                                      --------       --------        --------
    Net cash provided by
     financing activities              164,500        811,000        $204,000
                                      --------       --------        --------

Net increase (decrease) in cash         22,713        (12,996)         15,574

Cash and cash equivalents
 at beginning of period                   -            22,713            -
                                      --------       --------        --------
Cash and cash equivalents
 at end of period                     $ 22,713       $  9,717        $ 15,574
                                      ========       ========        ========



                       See notes to financial statements

                               EVOLUTIONS, INC.

                         NOTES TO FINANCIAL STATEMENTS

           PERIOD JANUARY 21, 1994 (INCEPTION) TO DECEMBER 31, 1994,
            SIX MONTHS ENDED JUNE 30, 1995 (UNAUDITED), AND PERIOD
                 JANUARY 21, 1994 (INCEPTION) TO JUNE 30, 1994
                  (Information with respect to the six months
                       ended June 30, 1995 is unaudited)

1.    Organization:


      Evolutions, Inc. (the "Company") was formed on January 21, 1994 and is engaged in the manufacturing and marketing of clothing made from recycled materials. Effective June 27, 1994, the Company became a majority owned subsidiary of Pure Tech International, Inc. ("Pure Tech").

2.    Summary of Significant Accounting Policies:

      a.    Inventory

            Inventory, consisting principally of finished goods, is valued at the lower of cost (first-in, first-out method) or market.

      b.    Revenue recognition

            The majority of the Company's revenue is from the sale of clothing manufactured from recycled materials. The Company recognizes revenues as products are shipped.

      c.    Depreciation

            Depreciation is computed using the straight-line method over the estimated useful lives of the related assets.

      d.    Income taxes

            The Company provides for Federal and State income taxes based upon financial accounting income. Deferred income taxes are recorded in instances where transactions are included in different periods for financial reporting and income tax purposes.

      e.    Statement of cash flows

            For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

      f.    Marketable securities

            Trading securities consist of equity securities held for the purpose of selling in the near term. They are reported at fair market value, with unrealized gains and losses included in earnings.

      f.    Marketable securities  (Continued)

            Available-for-sale securities are carried at fair value with the unrealized holding gain (loss) included in stockholders' equity.


      g.    Reclassifications

            Certain reclassifications have been made to the financial statements for the period January 21, 1994 (inception) to June 30, 1994 to conform with the classifications used in 1995.

      h.    Interim financial statements

            The unaudited financial statements reflect all adjustments (consisting only of normal recurring accruals) which are, in the opinion of management, necessary for a fair statement of the results for the period. The results of operations are not necessarily indicative of the results expected for the fiscal year.

3.    Investments in Available-for-Sale Securities:

      a.    Investments in available-for-sale securities

            Investments in available-for-sale securities consist of the following:

                                          December 31,       June 30,
                                              1994             1995
                                                           (Unaudited)
            Pure Tech International
             common stock                  $ 27,815         $1,946,875
            Other equity securities         251,569            333,947
                                           --------         ----------
                                           $279,384         $2,280,822
                                           ========         ==========

      b.    Trading securities

            The Company held no trading securities at December 31, 1994 or June 30, 1995. In July 1994, the Company sold 153,850 shares of the common stock of its parent, Pure Tech International, Inc. (classified as trading securities) for net proceeds of approximately $700,000.

4.    Due from Contractor:

      Due from contractor consists of the following:

                                      December 31,       June 30,
                                          1994            1995
                                                       (Unaudited)

          Note receivable (a)          $ 50,000         $ 40,970
          Advances (b)                  147,864          163,182
                                       --------         --------
                                       $197,864         $204,152
                                       ========         ========

      (a) Note receivable, bearing interest at 10%, is due on demand and is collateralized by borrower's accounts receivable. This note can be repaid by cash or services.

      (b) In August 1994, the Company entered into a one-year product financing agreement with a clothing manufacturer. Under the agreement, the Company will advance to the manufacturer up to 90% of the value of sales orders the manufacturer has received from third parties. Maximum advances under this agreement are $200,000, and are collateralized by a lien on the related inventory. The Company earns a financing fee based upon sales order value. Revenue under this agreement approximated $2,000 for the period January 21, 1994 (inception) to December 31, 1994 and $9,000 for the six months ended June 30, 1995.

5.    Note Receivable - Related Party:

      Note receivable - related party consists of a $40,000 demand note due from an officer/stockholder. The note bears interest at 10% and is collateralized by 6,000 shares of Pure Tech common stock held by the officer/stockholder.

6.    Note Receivable:

      At June 30, 1995, note receivable includes a $750,000 note, bearing interest at 12%, due on September 1, 1996. The note is secured by certain marketable securities held by the borrower and an interest in certain accounts receivable.

      Subsequent to June 30, 1995, the Company entered into a proposed acquisition with the borrower (see Note 11).

7.    Loans Payable:

      Loans payable bear interest at 10% per annum and are due upon demand.

8.    Due to Related Parties:

      At June 30, 1995, due to related parties consist of the following:

      Secured notes (a)               $770,000
      Loans payable - officers (b)      26,000
                                      --------
                                      $796,000
                                      ========

      (a) Consist of two notes to relatives of shareholders/officers. The notes are due on demand and bear interest at 12%. The notes are secured by 350,000 shares of the parent corporation's stock held by the Company.


      (b) Loans payable to officers are due on demand and bear interest at 10%.

9.    Stockholders' Equity:

      a.    Capitalization

            The Company's authorized capital consists of 100,000 shares of common stock with a par value of $10 a share.

      b.    Initial capitalization

            In January 1994, the Company issued 200 shares to the founding shareholders in consideration for services provided. The services and shares were valued at $25,000.

      c.    Issuance of shares to parent

            In June 1994, the Company issued 800 shares of common stock (representing 80% of the outstanding shares) to Pure Tech International, Inc. ("Pure Tech") for $150,000 cash and 153,850 shares of Pure Tech common stock (valued at $700,000).

            In March 1995, the Company issued an aggregate of 850 shares of common stock and 55 stock options ("1995 options") to Pure Tech and certain of its officers for 350,000 shares of Pure Tech common stock (valued at $1,925,000). Concurrently, the founding shareholders surrendered 200 shares of common stock and outstanding options in exchange for 165 stock options ("1995 options"). The 1995 options have an exercise price of $100, and are exercisable through 2000.

            As of June 30, 1995, Pure Tech holds 88% of the Company's outstanding common stock.

      d.    Loss per share

            Net loss per common share was computed by dividing the net loss by the weighted average number of shares of common stock outstanding during each period presented.


10.    Supplementary Information - Statement of Cash Flows:

       Cash paid for interest approximated $3,600 for the period January 21, 1994 (inception) to December 31, 1994, $-0- for the six months ended June 30, 1995, and $2,000 for the period January 21, 1994 (inception) to June 30, 1994.

       In January 1994, the Company issued common stock to the founding shareholders for services provided (see Note 9). In June 1994 and March 1995, the Company issued common stock to Pure Tech for an aggregate of 503,850 shares of Pure Tech common stock (see Note 9). In October 1994, the Company received marketable securities (valued at $37,500) as consideration for a loan made to a third party.

11.    Subsequent Events:

       a.    Business combination

             On July 24, 1995, Gold Securities Corporation ("Gold") acquired Evolutions by merging a wholly-owned subsidiary, GSC Acquisition Corporation, into the Company. The holders of Evolutions stock received an aggregate of 10,000,000 shares of Gold common stock and the right to receive an additional 88,851,174 upon shareholder approval to increase Gold's authorized number of shares.

             Although in the form of a merger, the transaction is, in substance, an acquisition of Gold by Evolutions as the control of Gold will transfer from the management of Gold to the management of Evolutions.

      b.    Proposed acquisition

            Subsequent to June 30, 1995, the Company entered negotiations to purchase of rights and interest in certain product lines of a distributor of infant, preschool, and general soft toy products. Proposed consideration includes cash, shares of Evolutions common stock, and the right to receive additional shares of Evolutions common stock based upon certain performance levels of the product lines over the next three years.

            As part of the proposed agreement, the seller will manage the product lines for a specified period, for which it will receive an amount equal to its monthly operating costs. These management services will include the services of the seller's president.

            As an inducement for the Company to enter into this agreement, the seller will issue to Evolutions warrants to purchase 100,000 shares of its stock at an exercise price of $.10 and 200,000 shares of its stock at an exercise price of $.20.

            In March 1995, the Company loaned the seller $750,000 under a secured note (see Note 6). In July 1995, the Company loaned an additional $300,000, under a note, to the seller. The July note is secured by certain accounts receivable and is due on October 31, 1995. Upon consummation of the proposed acquisition, the two notes will be cancelled. Under certain circumstances, at the option of seller on or before December 31, 1995, the seller can reacquire the product lines but will be obligated to repay the two notes (aggregating $1,050,000) and return all Evolutions shares previously issued.

                         GOLD SECURITIES CORPORATION
                                     AND
                              EVOLUTIONS, INC.

             PRO FORMA COMBINED FINANCIAL STATEMENTS (UNAUDITED)

                                JUNE 30, 1995


     On July 24, 1995, Gold Securities Corporation ("Gold") acquired Evolutions, Inc. ("EVI") by merging a wholly owned subsidiary, GSC Acquisition Corporation, into EVI. The holders of EVI stock received an aggregate of 10,000,000 shares of Gold common stock and the right to receive an additional 88,851,174 upon shareholder approval to increase Gold's authorized number of shares.

     Although in the form of a merger, the transaction is, in substance, an acquisition of Gold by EVI as the control of Gold will transfer from the management of Gold to the management of EVI. For purposes of the pro forma financial statements, the value of the recorded assets and liabilities of EVI, as being the most indicative measurement. Such value aggregated $2,495,316 at June 30, 1995.

                              EVOLUTIONS, INC.
                                     AND
                         GOLD SECURITIES CORPORATION
                      PRO FORMA COMBINED BALANCE SHEET
                                JUNE 30, 1995

                                                               GOLD
                                              EVOLUTIONS    SECURITIES       PRO FORMA      PRO FORMA
                                                  INC      CORPORATION      ADJUSTMENTS      COMBINED
                                              ----------   -----------      -----------     ---------
        ASSETS

CURRENT ASSETS:
  Cash                                             $9,717      $20,011        $   -             $29,728
  Securities - available for sale               2,280,822         -               -           2,280,822
  Accounts receivable                               7,567         -               -               7,567
  Due from contractor                             204,152         -               -             204,152
  Inventory                                        59,000         -               -              59,000
  Note receivable - related party                  40,000         -               -              40,000
  Prepaid expenses                                  3,434         -               -               3,434
                                               ----------     --------     ------------      ----------
    Total current assets                        2,604,692       20,011            -           2,624,703

Notes receivable                                  796,000         -               -             796,000


Property and equipment                             11,576         -               -              11,576

Mining properties                                    -          61,621 (1)      (61,621)             -

Goodwill                                             -            -    (1)      197,519         420,621
                                                                       (2)      223,102
Other assets                                          950         -               -                 950
                                               ----------     --------     ------------      ----------
                                               $3,413,218      $81,632         $359,000      $3,853,850
                                               ==========     ========     ============      ==========
LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable and accrued expenses           $92,402         $597         $  -             $92,999
  Loans payable                                    29,500         -               -              29,500
  Due to related parties                          796,000         -               -             796,000
                                               ----------     --------     ------------      ----------

    Total current liabilities                     917,902          597            -             918,499

STOCKHOLDERS' EQUITY:
  Common stock, $10 par value;
   authorized 100,000 shares; 1,650
   issued and outstanding                          16,500         -    (1)      (16,500)             -
  Common stock; no par value
   issued and outstanding 8,606,189 and
   116,295,499, respectively                         -         640,269 (1)    2,376,664       3,240,035
                                                                       (2)      223,102
  Additional paid-in capital                    2,783,500         -    (1)  (2,783,500)             -
  Deficit                                        (428,346)    (559,234)(1)     559,234         (428,346)
  Unrealized holding gain on securities
   available for sale                             123,662         -               -             123,662
                                               ----------     --------     ------------      ----------
                                                2,495,316       81,035         359,000        2,935,351
                                               ----------     --------     ------------      ----------
                                               $3,413,218      $81,632        $359,000       $3,853,850
                                               ==========     ========     ============      ==========


                See notes to pro forma combined balance sheet

                         GOLD SECURITIES CORPORATION
                                     AND
                              EVOLUTIONS, INC.

                  NOTES TO PRO FORMA COMBINED BALANCE SHEET

                                JUNE 30, 1995
                                 (UNAUDITED)



     The pro forma combined balance sheet of Gold and EVI gives effect to the July 24, 1995 issuance of 10,000,000 shares of Gold common stock for 1,650 shares (100% of the outstanding stock) of EVI and the additional issuance of 88,851,174 shares of Gold common stock to be issued to EVI stockholders, as if the transaction had occurred on June 30, 1995.

PRO FORMA ADJUSTMENTS:

     1)to record issuance of shares

     2)to record issuance of 8,838,136 shares of Gold as a brokerage fee in connection with the acquisition.

                              EVOLUTIONS, INC.
                                     AND
                         GOLD SECURITIES CORPORATION
                     PRO FORMA STATEMENTS OF OPERATIONS




                                     PERIOD ENDED DECEMBER 31, 1994                        SIX MONTHS ENDED JUNE 30, 1995
                           --------------------------------------------------    -------------------------------------------------
                                           GOLD                                                   GOLD
                            EVOLUTIONS   SECURITIES     PRO FORMA     PRO FORMA     EVOLUTIONS  SECURITIES   PRO FORMA    PRO FORMA
                              INC      CORPORATION     ADJUSTMENTS   COMBINED         INC      CORPORATION  ADJUSTMENTS  COMBINED
                           ----------  -----------     -----------   ---------     ----------  -----------  -----------  ---------
NET REVENUES                 $124,281       $924        $   -        $125,205      $266,205    $    -       $    -         $266,205
                           ----------  ---------        --------  -----------      --------    -------      --------    -----------
COSTS AND EXPENSES:
  Cost of goods sold         216,389        -                         216,389       183,682         -            -          183,682
  Selling,general, and
    administrative           227,245      30,830 (1)      42,100      300,175       137,778         - (1)     21,000        158,778
                           ----------  ---------        --------  -----------      --------    -------      --------    -----------
                             443,634      30,830          42,100      516,564       321,460         -         21,000        342,460
                           ----------  ---------        --------  -----------      --------    -------      --------    -----------
OPERATING LOSS              (319,353)    (29,906)        (42,100)    (391,359)      (55,255)        -        (21,000)       (76,255)
                           ----------  ---------        --------  -----------      --------    -------      --------    -----------
OTHER:
  Loss on sale of
    securities                60,874         -                         60,874        28,470         -            -           28,470
  Abandoned mining claims       -        226,325 (2)    (226,325)         -             -           -            -               -
  Interest expense             3,573         -                          3,573        30,000         -            -           30,000
  Interest income            (42,262)        -                        (42,262)      (26,917)        -            -          (26,917)
                           ----------  ---------        --------  -----------      --------    -------      --------    -----------
                              22,185     226,325        (226,325)      22,185        31,553         -            -           31,553
                           ----------  ---------        --------  -----------      --------    -------      --------    -----------


NET LOSS                   ($341,538)  ($256,231)       $184,225    ($413,544)     ($86,808)    $   -       ($21,000)     ($107,808)
                           =========    ========        ========  ===========      ========    =======      ========    ===========

LOSS PER SHARE              ($533.65)     ($0.03)                      ($0.00)      ($60.58)                                 ($0.00)
                           =========    ========        ========  ===========      ========    =======      ========    ===========
WEIGHTED AVERAGE
  NUMBER OF SHARES               640                              116,295,499         1,433                             116,295,499
                           =========    ========        ========  ===========      ========    =======      ========    ===========


          See notes to pro forma combined statements of operations

                         GOLD SECURITIES CORPORATION
                                     AND
                              EVOLUTIONS, INC.

            NOTES TO PRO FORMA COMBINED STATEMENTS OF OPERATIONS

        PERIOD FROM INCEPTION (JANUARY 21, 1994) TO DECEMBER 31, 1994
                                     AND
                       SIX MONTHS ENDED JUNE 30, 1995
                                 (UNAUDITED)


The pro forma combined statements of operations for the periods ended December 31, 1994 and June 30, 1995 give effect to the issuance of the Gold shares as if such transaction had occured as of the inception of EVI (January 21, 1994).

PRO FORMA ADJUSTMENTS:

     1)Amortization of goodwill arising from the acquisition, assuming an amortization period of 10 years.

     2)Write down of assets to fair value based on purchase accounting

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         GOLD SECURITIES CORPORATION


                         By    /s/ Michael Nafash
                            -------------------------

                            Michael Nafash, President


Date: September 28, 1995